CANCELLATION OF PROMISSORY NOTE

This Cancellation of Promissory Note ("Cancellation Agreement") is entered into August 11, 2014, between San Lotus Holding Inc. ("SLH") and Chen, Kuan-Yu (the "Land Sellers").

R E C I T A L S

A.      WHEREAS, SLH assumed a certain Promissory Note dated as of  August 11, 2014 and originally held by Green Forest Management Consulting Inc. in the original principal amount of One Billion Two Hundred Fourteen Million Three Hundred Ninety Eight Thousand Fifteen New Taiwan Dollars (TWD $1,214,398,015), in favor of the Land Sellers (the "Note");

B.      WHEREAS, the Land Seller used the funds owed under the Note to subscribe to shares of SLH common stock, which stock was distributed pursuant to the instructions of the Land Seller as indicated on Schedule A attached hereto;

C.      WHEREAS, the parties hereto agree that there are no obligations outstanding among the parties whatsoever relating to the Note; and

D.      NOW, THEREFORE, the parties hereto desire to cancel the Note.

A G R E E M E N T

The Note is hereby terminated and cancelled and is of no further force and effect. The Land Seller hereby agree to promptly return the Note to SLH.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement.

San Lotus Holding Inc.

By: /s/ Chen, Li Hsing

         Chen, Li Hsing

Chairman of the Board

Green Forest Management Consulting Inc.

By:  /s/ Chiang, Yu-Chang                                                          By: /s/ Chen, Kuan-Yu

             Chiang, Yu-Chang                                                                       Chen, Kuan-Yu

             Director                                                                                          4F, Flat2, Man Wah Building

                                                                                                                     Man Wui Street, Yau Ma Tei

                                                                                                                     Hong Kong SAR

Schedule A

PURCHASER LIST

	Purchaser	Purchase Amount(TWD)	Purchase Amount(USD)	Purchasing Shares
1	Ocean Reserve Ltd.	$287,594,246	$9,699,637.30	47,994,245
2	Show King Holdings Inc.	$31,388,053	$1,058,619	5,238,095
3	YU, CHIEN-YANG	$9,987,110	$336,833.40	1,666,667
4	CHANG, CHING	$4,955,903	$167,146.80	827,050
5	R&G INTERNATIONAL CO., LTD.	$191,752,551	$6,467,202.40	32,000,012
6	CHEN TSENG, CHIH YING	$10,652,946	$359,289.90	1,777,783
7	CHEN, LI HSING	$15,357,271	$517,951.80	2,562,849
8	YEN, HSIU CHEN	$1,210,221	$40,816.90	201,964
9	LEUNG, SIU WING	$119,845	$4,042.00	20,000
10	CHANG, HAO-CHUN	$719,072	$24,252.00	120,000
11	GU, YA-TING	$75,447	$2,544.60	12,591
12	LU, CHING-HO	$15,646	$527.70	2,611
13	Mohialddin Khalid AL-Sawaf	$85,689	$2,890.00	14,300
14	CHEN,LING-JU	$27,936	$942.20	4,662
15	CHEN,QUAN-PING	$37,151	$1,253.00	6,200
16	PENG, YI-CHEN	$13,933	$469.90	2,325
17	LIU,SAN-YU	$14,861	$501.20	2,480
18	TSENG, HSIANG-CHIH	$27,865	$939.80	4,650
19	LIN,CHIA-LING	$1,995	$67.30	333
20	Benchmark Assets Management Limited	$41,682	$1,405.80	6,956
21	Daphne Chen Ltd.	$303,150	$10,224.30	50,590
22	Rocky Yu Ltd.	$303,150	$10,224.30	50,590
23	Jackson Yu Ltd.	$303,150	$10,224.30	50,590
24	Dennis Yu Ltd.	$303,150	$10,224.30	50,590
25	Gu Gu Gu Ltd.	$4,232,715	$142,756.00	706,363
26	Nan Fang Ltd.	$740,458	$24,973.30	123,569
27	LIAO, MIAO-CHEN	$59,923	$2,021.00	10,000
28	Chen, Chun-hung	$11,985	$404.20	2,000
29	Liu, Chi-Jen	$179,768	$6,063.00	30,000
30	LIN, CHUN-HAN	$1,523,215	$51,373.20	254,197
31	Golden Hen Holding Inc	$2,396,906	$80,840.00	400,000
32	A Band Inc	$2,396,906	$80,840.00	400,000
33	A Benbow Holding Inc	$2,396,906	$80,840.00	400,000
34	Animedia Holding Inc	$25,966,480	$875,766.60	4,333,333
35	AHI Adaptation Inc	$5,992,265	$202,100.00	1,000,000
36	AHI Advertising Inc	$5,992,265	$202,100.00	1,000,000
37	AHI Animation Inc	$9,987,110	$336,833.40	1,666,667
38	AHI Blueprint Inc	$5,992,265	$202,100.00	1,000,000
39	AHI Broadcasting Inc	$9,987,110	$336,833.40	1,666,667
40	AHI Diction Inc	$5,992,265	$202,100.00	1,000,000
41	AHI Equipment Inc	$9,987,110	$336,833.40	1,666,667
42	AHI Illustration Inc	$5,992,265	$202,100.00	1,000,000
43	AHI Library Inc	$9,987,110	$336,833.40	1,666,667
44	AHI Marketing Inc	$23,969,060	$808,400.00	4,000,000
45	AHI Peripherals Inc	$5,992,265	$202,100.00	1,000,000
46	AHI Photography Inc	$5,992,265	$202,100.00	1,000,000
47	AHI Pictures Inc	$5,992,265	$202,100.00	1,000,000
48	AHI Post Production Inc	$9,987,110	$336,833.40	1,666,667
49	AHI Publishing Inc	$5,992,265	$202,100.00	1,000,000
50	AHI Sound Inc	$29,961,325	$1,010,500.00	5,000,000
51	AHI Talent Agency Inc	$5,992,265	$202,100.00	1,000,000
52	AHI Voice Inc	$5,992,265	$202,100.00	1,000,000
53	Animedia TV Inc	$19,974,215	$673,666.60	3,333,333
54	AHI Content Inc	$9,987,110	$336,833.40	1,666,667
55	AHI Lighting Inc	$9,987,110	$336,833.40	1,666,667
56	AHI Film Inc	$19,974,215	$673,666.60	3,333,333
57	AHI Records Inc	$9,987,110	$336,833.40	1,666,667
58	App Artist Holding Inc	$2,396,906	$80,840.00	400,000
59	App Artist Blueprint Inc	$5,992,265	$202,100.00	1,000,000
60	App Artist Library Inc	$9,987,110	$336,833.40	1,666,667
61	App Artist Marketing Inc	$5,992,265	$202,100.00	1,000,000
62	App Artist Services Inc	$5,992,265	$202,100.00	1,000,000
63	App Artist Software Inc	$9,987,110	$336,833.40	1,666,667
64	A Peace World Holding Inc	$2,396,906	$80,840.00	400,000
65	APW Assets Inc	$59,922,650	$2,021,000.00	10,000,000
66	APW Construction Inc	$29,961,325	$1,010,500.00	5,000,000
67	APW Contractor Inc	$29,961,325	$1,010,500.00	5,000,000
68	APW Development Inc	$29,961,325	$1,010,500.00	5,000,000
69	Genie Experiences Holding Inc	$19,974,215	$673,666.60	3,333,333
70	Genie Experiences Coach Inc	$9,987,110	$336,833.40	1,666,667
71	Genie Experiences Marketing Inc	$5,992,265	$202,100.00	1,000,000
72	Genie Experiences Realty Inc	$5,992,265	$202,100.00	1,000,000
73	Genie Experiences Services Inc	$19,974,215	$673,666.60	3,333,333
74	Autarky Holding Inc.	$2,396,906	$80,840.00	400,000
75	Autarky Consulting Inc	$15,979,375	$538,933.40	2,666,667
76	Autarky Immigration Services Inc	$5,992,265	$202,100.00	1,000,000
77	Autarky Library Inc	$5,992,265	$202,100.00	1,000,000
78	Autarky Management Consulting Inc	$5,992,265	$202,100.00	1,000,000
79	Autarky Marketing Inc	$5,992,265	$202,100.00	1,000,000
80	Autarky Publishing Inc	$5,992,265	$202,100.00	1,000,000
81	Autarky Services Inc	$5,992,265	$202,100.00	1,000,000
82	BKPR Inc.	$5,992,265	$202,100.00	1,000,000
83	Magnate Holding Inc	$2,396,906	$80,840.00	400,000
84	Framework Capital Inc	$39,948,435	$1,347,333.40	6,666,667
85	Axis Holding Inc	$19,974,215	$673,666.60	3,333,333
86	Kreo Socivs Holding Inc	$2,396,906	$80,840.00	400,000
	Total	$1,214,398,015	$40,957,774.70	202,660,931